SUPPLEMENT DATED APRIL 17, 2003

TO ETF ADVISORS TRUST

PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 1, 2002

The information in this Supplement updates the information in, and should be read in conjunction with, the ETF Advisors Trust Prospectus and Statement of Additional Information, each dated October 1, 2002, regarding the Treasury 1 FITR ETF (Ticker symbol: TFT), Treasury 2 FITR ETF (Ticker symbol: TOU), Treasury 5 FITR ETF (Ticker symbol: TFI) and Treasury 10 FITR ETF (Ticker symbol: TTE) (together, the "Funds").

On April 15, 2003, the Board of Trustees of ETF Advisors Trust (the "Trust") unanimously voted to close and liquidate the Funds. Trading in the Funds will be halted at the close of the U.S. stock market on May 21st, 2003, shares of the Funds will no longer be available for new investment as of May 22nd, and the liquidation will be carried out on or about May 27, 2003.

During the time between May 22 and May 27, 2003, because shares will not be traded on the American Stock Exchange, we cannot assure you that there will be a market for your shares. Further, during this period, each Fund will be in the process of closing down and liquidating its portfolio, and therefore will hold cash and securities that may not be consistent with the Fund's investment objective and strategy.

At the time the liquidation of the Funds is carried out, shares of the Funds will be individually redeemed. If you still hold shares as of May 27, 2003, each Fund will automatically redeem your shares for cash at the current net asset value, which includes any dividends and distributions calculated as of that record date. Such payment should be made on or about May 30, 2003. If you have additional questions, please visit www.etfadvisors.com or contact ETF Advisors at information@etfadvisors.com or (212) 303-4370 for more information.